UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: June 8, 2007
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-8777 (Commission File Number)	95-1613718 (IRS Employer Identification No.)

2027 Harpers Way Torrance, California		90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
     On June 8, 2007, Virco Mfg. Corporation (“Virco”) issued a press release reporting its financial results for the quarter ended April 30, 2007. The press release is attached hereto as Exhibit 99.1. The information in this Item 2.02 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     On June 8, 2007, Virco notified the American Stock Exchange (“AMEX”) of its intention to transfer the listing of its common stock from AMEX to the Nasdaq Global Market (“Nasdaq”). Trading will continue on the AMEX under the current trading symbol “VIR” until trading commences on the Nasdaq under the new symbol “VIRC”. The Company expects trading to commence on the Nasdaq on or about June 20, 2007.
Item 7.01 Regulation FD Disclosure
     On June 8, 2007, Virco issued a press release announcing the transfer of its listing from the AMEX to the Nasdaq. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. The information in this Item 7.01 and the exhibit attached hereto are furnished to, but not filed with, the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
     Exhibit 99.1 — Press Release dated June 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION
(Registrant)

Date: June 8, 2007		/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated June 8, 2007

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